EXHIBIT 23.1
                         CONSENT OF PUBLIC ACCOUNTANTS
     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-90740 and File No. 333-20093.

ARTHUR ANDERSEN LLP

Houston, Texas
March 31, 1997